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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 24, 2005


                            NOCOPI TECHNOLOGIES, INC.
                 ----------------------------------------------
                 (Exact name of issuer as specified in charter)


          MARYLAND                        0-20333                 87-0406496
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
    of Incorporation or                                         Identification
       Organization)                                                Number)


                       9C PORTLAND ROAD, WEST CONSHOHOCKEN
                               PENNSYLVANIA 19428
                    (Address of principal executive offices)


                                 (610) 834-9600
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ]   Written communications pursuant to Rule 425 under the Securities Act

   [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM 5.02 (d)  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
               DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On May 24, 2005, Herman M. Gerwitz, CPA, was elected to the Board of Directors of Nocopi Technologies, Inc.

Mr. Gerwitz has been named to the Audit and Compensation Committees of the Board of Directors.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              NOCOPI TECHNOLOGIES, INC.

Date:  May 31, 2005                           By:  /s/ Rudolph A. Lutterschmidt
                                                   ----------------------------
                                                   Rudolph A. Lutterschmidt
                                                   Chief Financial Officer